Exhibit 99.2

NEWS RELEASE – for release Friday, 10 February 2017 at 0700 EST

Magellan Petroleum Corporation and Tellurian Investments Inc. Finalize Merger

NASDAQ ticker changes from MPET to TELL

HOUSTON, Texas – (Marketwired February 10, 2017) – Tellurian Inc. (“Tellurian”), formerly known as Magellan Petroleum Corporation (“Magellan”) (NASDAQ: MPET), announced today that it has closed its merger with Tellurian Investments Inc. Tellurian’s common stock will continue to trade on the NASDAQ under the new ticker symbol “TELL” (NASDAQ: TELL).    As part of finalizing the merger, Tellurian has appointed Antoine Lafargue as chief financial officer. Mr. Lafargue was previously the chief executive officer of Magellan.

Meg Gentle, Tellurian’s President and CEO, said: “We look forward to creating value for our shareholders by delivering clean, low-cost, and reliable liquefied natural gas (“LNG”) to the global market. We are developing large scale energy infrastructure on the U.S. Gulf Coast, including the 26 million tonnes per annum Driftwood LNG facility in Calcasieu Parish, Louisiana, which is scheduled to begin construction in 2018. We expect our next major milestone to be filing our formal permit application with the Federal Energy Regulatory Commission for Driftwood LNG. We appreciate the local, state and federal support for this project and anticipate an efficient regulatory review of the application.”

Added Lafargue, “With the closing of this transaction, the efforts of the board of directors of Magellan Petroleum Corporation conclude and a new chapter in the long history of the company can commence. From William F. Buckley Sr. to the new leadership team at Tellurian, unique vision and exceptional execution will continue to drive value for shareholders.”

A new CUSIP number of 87968A104 has been assigned to the common stock in connection with the merger. Additional information can be found in Tellurian’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on January 13, 2017 and its Current Report on Form 8-K filed on February 10, 2017, each available at www.sec.gov and at www.tellurianinc.com under the Financial Results and Filings tab located on the Investors page.

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About Tellurian

Tellurian Investments Inc. was founded as a private company on February 23, 2016, by Charif Souki and Martin Houston. On February 10, 2017, it merged with a wholly owned subsidiary of Magellan Petroleum Corporation. Upon close of the merger, Magellan Petroleum Corporation changed its name to Tellurian Inc. (Tellurian), and is listed on the Nasdaq under the symbol TELL. The employees and contractors of Tellurian are experienced industry experts developing low-cost LNG infrastructure projects along the United States Gulf Coast. The team plans to deliver low-cost LNG to customers from Driftwood LNG, a 26 million tonnes per annum liquefied natural gas export facility expected to become operational in 2022.

For more information, please see the company’s website at www.tellurianinc.com.

WWW.TELLURIANINC.COM

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. The words “believe”, “expect”, “intend”, “plan”, “potential”, and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein relate to, among other things, the performance, timing and permitting of Tellurian’s Driftwood LNG project. These statements involve a number of known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include uncertainties about the development and performance of Driftwood LNG project and other matters discussed in the “Risk Factors” section of the definitive proxy statement/prospectus filed by Tellurian Investments Inc. on January 13, 2017, and other filings with the SEC, all of which are incorporated by reference herein. The forward-looking statements in this press release speak as of the date of this release. Although Tellurian may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

Contact:

MEDIA: Joi Lecznar/SVP Public Affairs and Communication

Phone 1 832.962.4044 / joi.lecznar@tellurianinc.com

INVESTORS: Amit Marwaha/Director, Investor Relations

Phone 1 832.962.2004 / amit.marwaha@tellurianinc.com

David Castaneda/Investor Relations

Phone 1 414.351.9758 / dcastaneda@mdcgroup.com

WWW.TELLURIANINC.COM